 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
1934

Date of Report (Date of earliest event reported)
February 7, 2007

Aftersoft Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27083	84-1108035
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Savannah House, 11-12 Charles II Street, London, UK SW1Y 4QU
(Address of principal executive offices)

Registrant's telephone number, including area code 011 44 207 451 2468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Definitive Material Agreement

On February 1, 2007, the Company and Auto Data Network, Inc. (“Auto Data Network”) entered into a Share Sale Agreement (the “Agreement”) dated February 1, 2007 pursuant to which the Company acquired (the “Acquisition”) Dealer Software and Services Limited, a wholly owned subsidiary of Auto Data Network, in exchange for issuing 16,750,000 shares of the Company’s common stock. The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.. As a result of the transaction, Auto Data Network owns 71,250,000 shares, or approximately 89.25% of the common stock of the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 5, 2007, the Company completed the acquisition of Dealer Software and Services Limited from Auto Data Network as described in Item 1.01. As a result of the transaction, Auto Data Network owns 71,250,000 shares, or approximately 89.25% of the common stock of the Company.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Acquisition, the Company issued 16,750,000 shares of its common stock in exchange for 100% of the outstanding shares of Dealer Software and Services Limited. The issuance of the shares was exempt from registration in accordance with Section 4(2) of the Securities Act of 1933, as amended, as a transaction by the Company not involving any public offering.

Item 8.01 Other Events.

The Company issued a press release on February 1 , 2007 announcing the consummation of the Acquisition. That press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired
Financial statements of the business acquired which are required by this item are not included with this initial report on Form 8-K but will be filed not later than April 20, 2007.
(b)	Pro Forma Financial information
Pro forma financial information relative to the business acquired which is required by this item is not included with this initial report on Form 8-K but will be filed not later than April 20, 2007.
(d)	Exhibits.
The following exhibits are filed with this report.
	10.1	Share Sale Agreement dated February 1, 2007
	99.1	Press release dated February 1 , 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 6, 2007
Aftersoft Group, Inc.

	By:	/s/ Ian Warwick
Ian Warwick Chief Executive Officer and President

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired
Financial statements of the business acquired which are required by this item are not included with this initial report on Form 8-K but will be filed not later than April 16, 2007.
(b)	Pro Forma Financial information
Pro forma financial information relative to the business acquired which is required by this item is not included with this initial report on Form 8-K but will be filed not later than April 16, 2007..
(d)	Exhibits.
The following exhibits are filed with this report.
	10.1	Share Sale Agreement dated February 1 , 2007
	99.1	Press release dated February 1, 2007